                                                                   EXHIBIT 10.16


     NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND AS SUCH MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECTED EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH WARRANT OR SECURITIES,
     OR DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECTATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE ACT.

                      INTERTRUST TECHNOLOGIES CORPORATION
                         Class A Common Stock Warrant

                               September 7, 1999

     THIS CERTIFIES THAT for value received, and subject to the provisions and upon the terms and conditions hereinafter set forth, Allen & Company Incorporated (the "Holder") is entitled to subscribe for and purchase shares (the "Shares") of Class A Common Stock of InterTrust Technologies Corporation, a Delaware corporation (the "Company"), at a price per share equal to fourteen dollars ($14.00) (the "Warrant Price"). The term "Grant Date" shall mean the date set forth above.

1.   Voluntary Exercise.  This Warrant may be exercised for up to fifty percent
     ------------------
(50%) of the Shares in full or in part at any time (or from time to time) after the one-year anniversary of the Grant Date and as to all or part of the balance of the Shares in full or in part at any time (or from time to time) after the two-year anniversary of the Grant Date (each, an "Exercise Date") at a per share price equal to the Warrant Price; provided, however, that this Warrant may, at the Holder's discretion, be exercised in full as to all the Shares prior to the Exercise Dates immediately prior to the closing of (a) a sale of all or substantially all of the Company's assets or (b) the merger or consolidation of the Company with another corporation whereby the Company's stockholders immediately prior to such merger or consolidation will hold less than 50% of the outstanding securities of the surviving corporation immediately following such merger or consolidation (such sale, merger or consolidation shall be referred to herein as a "Sale of the Company"). The Company will provide reasonable prior written notice of the closing of a Sale of the Company to the Holder as the Company is required to provide to Holders of Class A Common Stock under applicable law. Without limiting the forgoing, upon the notice described in the immediately preceding sentence, the Holder may transfer the Warrant to a third party, subject to the prior written approval of the Company, not to be unreasonably withheld (such approval may be reasonably withheld where such third party has a material adverse interest, or is directly competitive, with the Company or any other entity that is a party to the Sale of the Company); provided that such third party transferee will be subject to the voluntary exercise provision of the first sentence of this Section 1 and the termination provisions of Section 2 and other terms of this Warrant.

2.   Termination.  Notwithstanding paragraph 1 above, this Warrant shall
     -----------
terminate and be of no further force and effect upon the earlier of: (i) the five (5) year anniversary of the Grant Date; and (ii) at the sole discretion of the Company upon the closing of a Sale of the Company. Notwithstanding the representations, warranties and terms hereof, this issuance and exercise of this Warrant shall be subject to the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder. The Company shall have the right to take, and shall have no liability resulting from, such actions as deemed necessary by the SEC in connection with the issuance and exercise of this Warrant.

3.   Number of Shares.  Subject to the terms and conditions hereinafter set
     ----------------
forth, the Holder is entitled, upon surrender of this Warrant, to purchase Three Hundred Twenty-Five Thousand (325,000) Shares of Class A Common Stock from the Company.

          Method of Exercise; Net Issue Exercise.
   4.     --------------------------------------

  (a) Method of Exercise; Payment; Issuance of New Warrant. The purchase right
      -----------------------------------------------------
represented by this Warrant may be exercised by the Holder, in whole or in part, at the election of the Holder, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal
                                    ---------
office of the Company and by the payment to the Company, by check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder as soon as possible and in any event within fifteen (15) business days of receipt of such notice and, unless this Warrant has been fully exercised or expired, a new warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as possible and in any event within such fifteen (15) business day period.

  (b) Net Issue Exercise.  In lieu of exercising this Warrant pursuant to
      ------------------
subparagraph 4(a) above, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                                  X = Y(A- B)
                                      -------
                                      A

     Where:    X =  The number of Shares to be issued to the Holder.

               Y = the number of Shares purchasable under this Warrant (or the portion thereof being canceled) at the time of such exercise.

               A = the fair market value of one share of Class A Common Stock at the time of such exercise.

               B =  Warrant Price (as adjusted to the date of such calculation).

For purposes of this subparagraph 4(b), the fair market value of the Class A Common Stock shall be determined as follows:

                      (i) if this Warrant is exercised prior to an initial public offering of the Company's Common Stock (an "IPO"), the fair market value of the Class A Common Stock shall be determined in good faith by the Company's Board of Directors;

                      (ii) if the exercise is in connection with the IPO, and if the Company's registration statement relating to such public offering has been declared effective by the Securities and Exchange Commission ("SEC"), then the fair market value per share shall be the initial "Price to Public" specified in the final prospectus with respect to the offering; or

                      (iii) if this Warrant is exercised after, and not in connection with, the Company's IPO, and:

                              (a) if traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over the ten (10) day trading period immediately preceding three days before the day the current fair market value of the securities is being determined; or

                              (b) if actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices quoted on the Nasdaq system (or similar system) over the ten
                              (10) day trading period immediately preceding three days before the day the current fair market value of the securities is being determined.

     5.   Stock Fully Paid: Reservation of Shares.  All Shares that may be
          ---------------------------------------
issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Class A Common Stock to provide for the exercise of the right represented by this Warrant.

     6.   Adjustment of Shares.  The kind of securities purchasable upon the
          --------------------
exercise of the Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

               (a) Reclassification.  In case of any reclassification, change or
                   ----------------
conversion of Class A Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company shall execute a new Warrant (in form and substance reasonably satisfactory to the Holder, as the holder of this Warrant) providing that the Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Class A Common Stock theretofore issuable upon exercise of this Warrant, the kind of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of one share of Class A Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 6. The provisions of this subparagraph 6(a) shall similarly apply to successive reclassifications or changes.

               (b) Merger or Consolidation. Subject to Paragraphs 1 and 2 above,
                   -----------------------
upon a Sale of the Company or other business combination in which the Class A Common Stock is converted or exchanged into the rights or interest of another company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance reasonably satisfactory to the Holder) providing that the Holder shall have the right to exercise such new warrant and upon such exercise to receive, in lieu of each share of Class A Common Stock theretofore issuable upon exercise of this Warrant, the kind of shares of stock, other securities, money and property receivable upon such merger or consolidation by a holder of one share of Class A Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 6. The provisions of this subparagraph 6(b) shall similarly apply to successive mergers and consolidations.

               (c) Stock Splits, Stock Dividends, etc.
                   -----------------------------------
                   (i) In case the Company shall (A) declare a dividend or make a distribution on its Class A Common Stock payable in shares of its capital stock, (B) subdivide its outstanding shares of Class A Common Stock through stock split or otherwise, or (C) combine its outstanding shares of Class A Common Stock into a smaller number of shares of Class A Common Stock, the number and/or nature of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (c)(i) shall become effective retroactively as of the record date of such event.

                   (ii) Extraordinary Dividends. In case the Company shall issue
                        -----------------------
rights, options or warrants or securities convertible into Class A Common Stock to all the holders of its shares of Class A Common Stock generally, entitling them (for a period expiring within forty-five (45) days after the record date referred below in this paragraph (c)(ii)) to subscribe for or purchase shares of Class A Common Stock at a price per share which (together with the value of the consideration, if any, paid for such rights, options, warrants or convertible securities) is lower on the record date referred to below than the then fair market value per share of Class A Common Stock (as determined pursuant to Section 4(b)) the number of Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Shares immediately theretofore purchasable upon exercise of this Warrant by a fraction, of which the numerator shall be the number of shares of Class A Common Stock outstanding on such record date plus the number of additional shares of Class A Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Class A Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Class A Common Stock so offered would purchase at the then fair market value per share of Class A Common Stock. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible securities.


          (d) In the event the Company shall declare a dividend, or make a distribution to the holders of its Class A Common Stock generally, whether in cash, property or assets of any kind, including any dividend payable in stock or securities of any other issuer owned by the Company (excluding regularly payable cash dividends declared from time to time by the Company's Board of Directors or any dividend or distribution referred to in Section 6(c)(i) above), the Warrant Price shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend. For purposes of this
Section 6(d), the "Per Share Value" of a cash dividend or other distribution shall be the dollar amount of the distribution on each share of Class A Common Stock and the "Per Share Value" of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Class A Common Stock as determined in good faith by the Board of Directors of the Company.

          (e) Whenever the number of Shares purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 6, the Warrant Price shall also be appropriately adjusted, if necessary, in order to protect the rights of the Holder. In that regard, in the case of any event described in Section 6(c), the Warrant Price shall also be appropriately adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

          (f) No Impairment.  The Company will not, by amendment of its Restated
              -------------
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 6 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder as the holder of this Warrant against impairment.

          (g) Notices of Record Date.  In the event of any taking by the Company
              ----------------------
of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the Holder, as the holder of the Warrant, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     7.   Right of First Refusal: Restriction on Transfer.
          -----------------------------------------------

               (a)  Grant. The Company is hereby granted the right of first
                    -----
refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the shares. For purposes of this Paragraph 7, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition for value of the shares intended to be made by the Holder; provided, however, that the Holder may transfer any Shares to an investment fund or funds managed by Holder or an affiliate of Holder, including officers, directors and employees of Holder (a "Permitted Transferee"), and provided that Holder submits to the Company an irrevocable joint and several undertaking for the benefit of the Company executed by the Holder or an affiliate of Holder and the Permitted Transferee(s) that Holder or an affiliate of Holder may represent the Permitted Transferee(s) on all matters related to the Shares, without first making such an offer to the Company.

               (b)  Notice of Intended Disposition. In the event the Holder
                    ------------------------------
desires to accept a bona fide third-party offer for any or all of the shares (the shares subject to such offer to be hereinafter called the "Target Shares"), Holder shall promptly deliver to the Corporate Secretary of the Company written notice (the "Disposition Notice") in accordance with this Warrant of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror.

               (c)  Exercise of Right. The Company (or its assignees) shall, for
                    -----------------
a period of fifteen (15) business days following receipt of the Disposition Notice, have the right to repurchase all but not less than all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") in accordance with this Warrant to Holder prior to the expiration of the fifteen (15) business day exercise period. If the First Refusal Right is exercised with respect to the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than fifteen (15) business days after delivery of the Exercise Notice; and at such time Holder shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer.

               (d) Non-Exercise of Right. In the event the Exercise Notice is
                   ---------------------
not given to Holder within fifteen (15) business days following the date of the Company's receipt of the Disposition Notice or the Company does not complete a purchase within fifteen (15) days after an Exercise Notice is delivered, Holder shall have a period of forty-five (45) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice. The third-party offeror shall acquire the Target Shares subject to the Company's First Refusal Right hereunder. In the event Holder does not effect such sale or disposition of the Target Shares within the specified forty-five (45) day period, the Company's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Holder until such right lapses in accordance with subparagraph 7(f).

               (e) Restriction on Transfer. Except with the Company's prior
                   -----------------------
written consent, neither the Holder nor any transferee of Holder shall sell or transfer in any manner (the "Transfer Restriction") any Shares purchased hereunder to any person or entity engaged in, or reasonably anticipated by the Company to become engaged in, the business of providing electronic commerce solutions or related technology (a "Restricted Party"). The Holder or any transferee of Holder may request that the Company waive the restriction on the sale or transfer of Shares described in the preceding sentence to a Restricted Party as to a particular proposed sale or transfer, but the Company shall have no obligation to waive such restriction on the sale or transfer of any such Shares to any Restricted Party.

               (f) Lapse. The First Refusal Right and Transfer Restriction under
                   -----
this Paragraph 7 shall lapse and cease to have effect upon the closing of the IPO.

     8.   Fractional Shares.  No fractional shares of Class A Common Stock shall
          -----------------
be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the fair market value of the Class A Common Stock then in effect.

     9.   Transfers and Exchanges.  This Warrant or portions hereof may only be
          -----------------------
transferred to a Permitted Transferee.

     10.  Rights as Stockholder.  The Holder, as the holder of the Warrant,
          ---------------------
shall not be entitled to vote or receive dividends and shall not be deemed the holder of Class A Common Stock, nor shall anything contained herein be construed to confer upon the Holder as the holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares of Class A Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     11.  Representations and Warranties of the Company.  This Warrant is issued
          ---------------------------------------------
and delivered on the basis of the following:

               (a) Due Authorization.  This Warrant has been duly authorized and
                   -----------------
executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms.

               (b) Due Issuance. The shares of Class A Common Stock purchasable
                   ------------
upon the exercise hereof have been duly authorized and reserved for issuance by the Company and when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable.

     12.  Representations and Warranties of the Holder.
          --------------------------------------------

               (a) Investment Intent. Holder hereby warrants and represents that
                   -----------------
Holder is acquiring this Warrant, and any Shares issued upon exercise of this Warrant, for Holder's own account and not with a view to their resale or distribution.

               (b) Exempt from Registration. Holder acknowledges that this
                   ------------------------
Warrant has not been registered under the Act on the ground that the issuance of this Warrant is exempt from registration pursuant to Section 4(2) of the Act, and that the Company's reliance on such exemption is predicated on the representations of Holder set forth herein.

               (c) Investment Experience.  In connection with the investment
                   -------------------
representations made herein Holder represents that it is able to fend for itself in the transactions contemplated by this Warrant, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment, and has been furnished with and has had access to such information as it has requested and deemed appropriate to its investment decision.

               (d) Restricted Securities. Holder hereby confirms that Holder has
                   ---------------------
been informed that this Warrant, and the Shares issued upon exercise of this Warrant, are restricted securities under the Act and may not be resold or transferred unless this Warrant, and the Shares issued upon exercise of this Warrant, are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Holder hereby acknowledges that Holder is prepared to hold this Warrant, and the Shares issued upon exercise of this Warrant, for an indefinite period and that Holder is aware that Rule 144 of the Securities and Exchange Commission issued under the Act is not presently available to exempt the issuance of this Warrant from the registration requirements of the Act.

          (e) Disposition of Shares.  Holder hereby agrees that Holder shall
              ---------------------
make no disposition of this Warrant and the Shares issued upon exercise of this Warrant, unless and until:

          (1) Holder shall have notified the Company of the proposed disposition;

          (2) Holder shall have complied with all requirements of this Agreement applicable to the disposition; and

          (3) Holder shall have provided the Company with written assurance, in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration of the Shares under the Act, or
      (ii) all appropriate action necessary for compliance with the registration requirements of the Act or of any exemption from registration available under the Act (including Rule 144) has been taken.

          (f) Restrictive Legends.  In order to reflect the restrictions on
              -------------------
disposition of the Shares issued upon exercise of this Warrant, the stock certificates for the Shares will be endorsed with the following restrictive legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (a) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, (b) A 'NO ACTION' LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER, OR (c) SATISFACTORY ASSURANCES TO INTERTRUST TECHNOLOGIES CORPORATION THAT REGISTRATION UNDER SUCH ACT IS NOT REQURIED WITH RESPECT TO SUCH SALE OR OFFER."

          (g) Market Stand-Off.  Holder hereby agrees that, during the period of
              ----------------
duration (not to exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of the IPO, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all offers and directors of the Company, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

     13.  Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

     14.  Notices.  Any notice, request or other document required or permitted
          -------
to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to such Holder's address as shown on the books of the Company or to the Company at the address indicated on the signature page of this Warrant.

     15.  Successors and Assigns.  The terms and provisions of this Warrant
          ----------------------
shall be binding upon the Company, the Holder, and their respective successors and assigns, subject at all times to the restrictions set forth in this Warrant.

     16.  Lost Warrants or Stock Certificates.  The Company covenants to the
          -----------------------------------
holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this

Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of any indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     17.  Descriptive Headings.  The descriptive headings of the several
          --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     18.  Governing Law.  This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California, USA.

     19.  Entire Agreement.  This Warrant and the exhibits hereto embody the
          ----------------
entire agreement and understanding of Holder and Company with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter.

     20.  Attorney's Fees.  If any action at law or in equity is necessary to
          ---------------
enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     22.  Registration Rights.  The Company agrees that the Shares issued or
          -------------------
issuable upon exercise of this Warrant shall be deemed "Registrable Securities" as such term is defined in the Company's Series E Preferred Stock Purchase Agreement with Holder dated July 27, 1999 (the "Series E Agreement") solely for purposes of granting "piggyback" registration rights under subsection 4.1(c) of the Series E Agreement and "piggyback" rights to have the Shares registered in connection with registrations effected pursuant to subsections 4.1(b) and 4.1(h) of the Series E Agreement; provided, however, that in the event of any cutback of securities requested by the underwriters, the Shares shall be subject to cutback prior to any cutbacks on any holders of Common Stock issued or issuable upon conversion of the Company's Preferred Stock and then only on a pro rata basis with other holders of Common Stock. The Holder shall also be entitled to the benefits and bound by the obligations in subsection 4.1(g) of the Series E Agreement relating to indemnification with respect to registered resales of the Shares.

     IN WITNESS WHEREOF, InterTrust Technologies Corporation has caused this Warrant to be executed by its officers hereunto duly authorized effective as of the date first above written.

                              INTERTRUST TECHNOLOGIES
                              CORPORATION


                              By:________________________________
                                    Victor Shear, Chairman and
                                    Chief Executive Officer

                              Address:  460 Oakmead Parkway
                                        Sunnyvale, CA 94086
AGREED AND ACKNOWLEDGED:

ALLEN & COMPANY INCORPORATED

By:_________________________


____________________________
Please Print Name

____________________________
Title, if applicable

                                   EXHIBIT A
                                   ---------


                              NOTICE OF EXERCISE


To: InterTrust Technologies Corporation
    460 Oakmead Parkway
    Sunnyvale, CA 94086
    Attn: Edmund J. Fish, Senior Operating Officer and EVP, Corporate
          Development


                                 1. The undersigned hereby elects to purchase
                    ___________ shares of Class A Common Stock of InterTrust Technologies Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

                                 2. Please issue a certificate or certificates
                    representing said shares in the name of the undersigned or in such other name or names as are specified below:

          Name:     ______________________________

          Address:  ______________________________

                    ______________________________

                    ______________________________

                                 3. The undersigned represents that the
                    aforesaid shares being acquired for the account of the undersigned are for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

                         ____________________________
                                   Signature


_______________________
        (Date)

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